UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2013

CAPE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33934	26-1294270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (609) 465-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 3, 2013, Cape Bancorp, Inc. (the “Company”) completed its second stock repurchase program.  The Company repurchased 633,877 shares of its common stock at an average price of $9.38 per share.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.
DATE: October 4, 2013	By:	/s/ Guy Hackney
Guy Hackney
Chief Financial Officer